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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            _________________________

                                    FORM 8-K
                            _________________________


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                February 26, 1996

          ------------------------------------------------------------
               (Date of Report - Date of earliest event reported)



                              TELEMUNDO GROUP, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 0-16099                   13-3348686
         --------------          ----------------         --------------------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
of incorporation of                                      Identification Number)
organization)


2290 West 8th Avenue, Hialeah, Florida                33010
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:
(305) 884-8200
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                               Page 1 of 86 pages

                       The Exhibit Index Appears on Page 4

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Pursuant to the terms of a Purchase Agreement (the "Purchase Agreement") dated November 8, 1995 (filed as an exhibit to the Company's quarterly report on Form 10-Q/A (the "10-Q/A") for the quarter ended September 30, 1995 filed November 27, 1995), on February 26, 1996, Telemundo of Chicago, Inc. ("TCI"), a wholly owned subsidiary of Telemundo Group, Inc. (the "Company"), acquired a 74.5% interest in Video 44, an Illinois general partnership ("Video 44"), which holds the license to and operates WSNS-TV in Chicago, which has been the Company's largest affiliated station. The purchase price paid for such interest was $44.7 million, subject to adjustment based upon, among other things, the net working capital of Video 44 on February 26, 1996. TCI acquired (i) all of the outstanding stock of Harriscope of Chicago, Inc. ("Harriscope"), which owns a 50% interest in Video 44, from a subsidiary of Oak Industries, Inc. ("Oak") and the other Harriscope stockholders and (ii) a 24.5% direct interest in Video 44 from Oak. The purchase price was paid out of a portion of the proceeds from the Company's offering of its 10 1/2% Senior Notes Due 2006 (the "Senior Notes"), which offering closed on February 26, 1996. The Purchase Agreement is incorporated herein by reference in Exhibit 1. The indenture governing the Senior Notes is attached hereto as Exhibit 2.

          On February 26, 1996, TCI, Harriscope and the remaining 25.5% owner of Video 44 (the "Minority Partner") entered into a partnership agreement relating to Video 44. The form of partnership agreement was filed as an exhibit to the 10-Q/A and executed as previously filed. The partnership agreement is incorporated herein by reference in Exhibit 3.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

          Included as part of this Form 8-K are audited financial statements of Video 44 for its fiscal years ended December 31, 1994 and 1993, certified by Price Waterhouse LLP, independent certified public accounts. To be included by amendment to this Form 8-K are audited financial statements of Video 44 for its fiscal year ended December 31, 1995.

     (b)  PRO FORMA FINANCIAL INFORMATION:

          To be included by amendment to this Form 8-K are a pro forma condensed balance sheet and statement of operations of the registrant for the fiscal year ended December 31, 1995.

     (c)  EXHIBITS:

          Included as part of this Form 8-K are the exhibits listed on the
     Exhibit Index appearing on page 4.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 26, 1996

                                   TELEMUNDO GROUP, INC.


                                   By: /s/Peter J. Housman II
                                      ------------------------------
                                       Peter J. Housman II
                                       Chief Financial Officer
                                       and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION                           PAGE
------                         -----------                           ----

1.            Indenture dated as of February 26, 1996
              between the Company and Bank of Montreal
              Trust Company, as trustee, with respect to the 10 1/2% Senior Notes Due 2006.

2. Agreement by and among the Stockholders of Harriscope of Chicago, Inc. and National
              Subscription Television of Chicago, Inc.
              and Telemundo of Chicago, Inc. dated as of November 8, 1995 filed as Exhibit 10.1 to the Form 10-Q/A filed November 27, 1995 and incorporated herein by reference.

3. Amended and Restated Partnership Agreement, dated February 26, 1996, by and among Essaness Theatres Corporation, Telemundo of
              Chicago, Inc. and Harriscope of Chicago,
              Inc., a form of which was filed as Exhibit
              10.2 to the Form 10-Q/A filed November 27,
              1995 and incorporated herein by reference.